                                                                      EXHIBIT 21

                            THE B.F.GOODRICH COMPANY

PARENT AND SUBSIDIARIES OF REGISTRANT

                                                                                  PERCENTAGE OF
                                                                 PLACE OF       VOTING SECURITIES
             CONSOLIDATED SUBSIDIARY COMPANIES                INCORPORATION           OWNED
             ---------------------------------                -------------     -----------------
The B.F.Goodrich Company (Registrant; there are no parents
  of the registrant)                                          New York
BFGoodrich Aerospace Aircraft Evacuation Systems Private
  Limited                                                     India                 100.00
BFGoodrich Aerospace Asia-Pacific, Limited                    Hong Kong              51.00
BFGoodrich Aerospace Component Overhaul & Repair, Inc.        Delaware              100.00
BFGoodrich Aerospace MRO Group, Inc.                          Washington            100.00
BFGoodrich Aerospace Pte. Ltd.                                Singapore             100.00
BFGoodrich Aerospace Pty. Limited                             Australia             100.00
BFGoodrich Avionics Systems, Inc.                             Delaware              100.00
B.F.Goodrich Chemical Italia, S.R.L.                          Italy                 100.00
BFGoodrich China, Inc.                                        Delaware              100.00
The B.F.Goodrich Company of Japan, Ltd.                       Japan                 100.00
BFGoodrich de Mexico, S.A. de C.V.                            Mexico                100.00
BFGoodrich FCC, Inc.                                          Delaware              100.00
     BFGoodrich Diamalt GmbH                                  Germany                51.00
     BFGoodrich Hilton Davis, Inc.                            Delaware              100.00
       BFGoodrich Diamalt GmbH                                Germany                49.00
          Diamo Handelsgesellschaft mbH                       Germany               100.00
          Freedom Chemical Diamalt Beteiligungs GmbH          Germany               100.00
          Diamalt S.r.l.                                      Italy                 100.00
          BFGoodrich Diamalt Pvt. Ltd.                        India                 100.00
     BFGoodrich Kalama, Inc.                                  Washington            100.00
       Kalama Foreign Sales Corporation                       Guam                  100.00
       Kalama Specialty Chemical, Inc.                        Washington            100.00
     BFGoodrich Textile Chemicals, Inc.                       Delaware              100.00
       FCC Acquisition Corporation                            Delaware              100.00
       Freedom Textile Chemical Company (South Carolina),
          Inc.                                                Delaware              100.00
       HEJ Holding, Inc.                                      Delaware                1.00
     BFGoodrich Diamalt, Inc.                                 Delaware              100.00
                                                              The
     Freedom Europe B.V.                                      Netherlands           100.00
       BFGoodrich Diamalt S.A.                                France                100.00
BFGoodrich FlightSystems, Inc.                                Ohio                  100.00
BFGoodrich Performance Materials Asia Pacific Limited         Hong Kong             100.00
BFGoodrich Specialty Chemicals (M) SDN. BHD.                  Malaysia              100.00
                                                              The
Delfzijl Resin C.V.                                           Netherlands            99.00
First Charter Insurance Company                               Vermont               100.00
GKS, Inc.                                                     Delaware              100.00
     HEJ Holding, Inc.                                        Delaware               69.90
                                                              The
       B.F.Goodrich Chemical Holding B.V.                     Netherlands           100.00
          B.F.Goodrich Realty Europe N.V.                     Belgium               100.00
                                                              The
          BFGoodrich TempRite Resin B.V.                      Netherlands           100.00
          B.F.Goodrich Chemical (Belgie) N.V.                 Belgium               100.00
            BFGoodrich Chemical Spain, S.A.                   Spain                    .0001
            B.F.Goodrich Europe Coordination Center N.V.      Belgium                62.50
                                                              The
          B.F.Goodrich Chemical Sales Company B.V.            Netherlands           100.00

                                                                                  PERCENTAGE OF
                                                                 PLACE OF       VOTING SECURITIES
             CONSOLIDATED SUBSIDIARY COMPANIES                INCORPORATION           OWNED
             ---------------------------------                -------------     -----------------
            BFGoodrich Chemical Spain, S.A.                   Spain                  99.9999
          B.F.Goodrich Europe Coordination Center N.V.        Belgium                37.50
          BFGoodrich Holding S.A.                             France                100.00
            B.F.Goodrich Aerospace Europe S.A.                France                100.00
            BFGoodrich Aerospace Services S.A.                France                100.00
               Rosemount Aerospace S.A.R.L.                   France                100.00
            E.P.P.C. Polyplastic S.A.                         France                100.00
                                                              The
          JcAir, B.V.                                         Netherlands           100.00
          B.F.Goodrich Holding GmbH                           Germany               100.00
            B.F.Goodrich Chemical (Deutschland) GmbH          Germany               100.00
            Rosemount Aerospace GmbH                          Germany               100.00
          Goodrich Holding UK Limited                         United Kingdom        100.00
            A-Chem (U.K.) Limited                             United Kingdom        100.00
            BFGoodrich Aerospace UK Limited                   United Kingdom        100.00
            B.F.Goodrich Chemical (U.K.) Limited              United Kingdom        100.00
            BFGoodrich Component Services Limited             United Kingdom        100.00
            Rohr Aero Services Limited                        United Kingdom        100.00
            Rosemount Aerospace Limited                       United Kingdom        100.00
            Simmonds Precision Limited                        United Kingdom        100.00
Godfrey Engineering, Inc.                                     Florida               100.00
Goodrich Canada Inc.                                          Canada                100.00
Goodrich Holding Corporation                                  Delaware              100.00
     BFGoodrich Korea, Inc.                                   Korea                 100.00
HEJ Holding, Inc.                                             Delaware                5.10
International BFGoodrich Technology Corporation               Delaware              100.00
     Goodrich FSC, Inc.                                       Barbados              100.00
JcAir, Inc.                                                   Kansas                100.00
JMSI Corporation                                              Delaware              100.00
                                                              The
     Delfzijl Resin C.V.                                      Netherlands             1.00
     ALA Corporation                                          Delaware              100.00
     CMK Corporation                                          Delaware              100.00
Kinsman Road Realty Corporation                               Ohio                  100.00
Mitech Corporation                                            Ohio                  100.00
Rohr, Inc.                                                    Delaware              100.00
     RE Components Inc.                                       Delaware              100.00
     Rohr Aero Services, Inc.                                 Delaware              100.00
       Rohr Aero Services, Europe                             France                100.00
     B.F.Goodrich Aerospace Europe, Inc.                      Delaware              100.00
       HEJ Holding, Inc.                                      Delaware               24.00
       B.F.Goodrich Aerospace Europe GmbH                     Germany               100.00
     Rohr Finance Corporation                                 Delaware              100.00
     Rohr Foreign Sales Corporation                           Guam                  100.00
     Rohr, Inc.                                               Maine                 100.00
     Rohr International Sales Corporation                     Delaware              100.00
     Rohr International Service Corporation                   Delaware              100.00
     Transportation Insurance Limited                         Bermuda               100.00
     Rohr Industries, Inc.                                    Kentucky              100.00
     Rohr Southern Industries, Inc.                           Delaware              100.00
     Tolo Incorporated                                        California            100.00
Rosemount Aerospace Inc.                                      Delaware              100.00

                                                                                  PERCENTAGE OF
                                                                 PLACE OF       VOTING SECURITIES
             CONSOLIDATED SUBSIDIARY COMPANIES                INCORPORATION           OWNED
             ---------------------------------                -------------     -----------------
Runway Acquisition Corporation                                Pennsylvania          100.00
Safeway Products Inc.                                         Connecticut           100.00
Siltown Realty, Inc.                                          Alabama               100.00
Simmonds Precision Products, Inc.                             New York              100.00
     Simmonds Precision Engine Systems, Inc.                  New York              100.00
     Simmonds Precision Motion Controls, Inc.                 New Jersey            100.00
TSA Holdings Inc.                                             Delaware              100.00
                                                              The
     TSA-rina Holding B.V.                                    Netherlands           100.00
Universal Propulsion Company, Inc.                            Delaware              100.00
                                                              Statutory
                                                              trust in
BFGoodrich Capital                                            Delaware              100.00

     All of the above subsidiaries are included in the 1998 consolidated financial statements.

     The Registrant also owns 50.22% of DTM Corporation, incorporated in Texas; DTM Corporation owns 100% of DTM GmbH, incorporated in Germany; 50% of BFGoodrich -- Messier, Inc., incorporated in Delaware; 50% of
Messier -- BFGoodrich S.A., incorporated in France; 50% of Telenor S.A., incorporated in France; 50% of Port Systems, L.L.C., a Michigan limited liability company; Goodrich Holding Corporation owns 21.9% of Taysung Enterprises Co., Ltd., incorporated in Korea; Rohr, Inc. owns 50% of Rohr Aero Services -- Asia Pte. Ltd., incorporated in Singapore; BFGoodrich China, Inc. owns 28.75% of Youli Piping Co. Ltd., incorporated in China; Transportation Insurance Limited owns 4.35% of Tortuga Casualty Co. and 5.56% of United Insurance Co., both incorporated in the Caymans; Freedom Chemical Diamalt Beteiligungs GmbH owns 70% of Chongqing Diamalt Biochemical Co. Ltd., incorporated in China; BFGoodrich Diamalt GmbH owns the following: 50% of HackerMalt Proteine Verwaltungs GmbH, incorporated in Germany; 50% of HackerMalt Proteine GmbH & Co., incorporated in Germany; 33.4% of Lyomark Pharma GmbH, incorporated in Germany; 40% of Srinivasa Cystine Limited, incorporated in India; 74% of Indiamalt Pvt. Ltd., incorporated in India; and 50% of Yantal Prince Chemical Co. Ltd., incorporated in China. These companies are accounted for on the equity method.